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                                                                    Exhibit 99.1


[POET HOLDINGS, INC. LOGO] PRESS RELEASE


POET HOLDINGS, INC. SIGNS AGREEMENT TO MERGE WITH VERSANT CORPORATION


HAMBURG, GERMANY - SEPTEMBER 29, 2003: Poet Holdings, Inc. (Prime Standard,
ISIN: US7304471094) today announced that it has signed an agreement with Versant Corporation (NASDAQ: VSNT, ISIN: US9252841013) to merge with Versant. Under the agreement Poet shareholders will receive 1.4 Versant shares in exchange for one Poet share, resulting in Poet's stockholders owning approximately 45% of Versant's outstanding shares. Versant will continue to trade on the NASDAQ as VSNT and will also file for a listing on the Frankfurt Stock Exchange.

The Boards of both companies have unanimously approved the transaction. The transaction is still subject to the approval of shareholders of both companies and other closing conditions. Poet expects to receive shareholder approval at its next shareholder meeting, which Poet intends to reschedule to mid of December. Several affiliated shareholders of Poet and Versant have already signed voting agreements in favor of this transaction.

Under the terms of the merger agreement, following the merger the combined company would have a five-person board of directors consisting of three persons nominated by Versant and two nominated by Poet, with Nick Ordon of Versant to serve as Chairman of the Board. Jochen Witte, Poet's President and CEO, will join Versant's executive team as the President of Versant's European Operations and will be nominated to Versant's Board of Directors. In addition, Dr. Herbert May, who is currently the Chairman of the Board of Poet Holdings, will also be nominated to Versant's Board of Directors. Two of Versant's existing directors will also be part of the new board.

"We are very excited about this transaction", says Nick Ordon, CEO of Versant. "It is Versant's strategy to focus on the needs of the real-time enterprise, enabling enterprises to store, integrate, analyze and act on business information in real time. Poet's FastObjects database engines and its X-Solutions are a perfect fit for this strategy. The combined


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
POET HOLDINGS, INC.    1065 E. HILLSDALE BLVD., Suite 205    Phone +1 650 212 3100    eMail investor@poet.de
INVESTOR RELATIONS     FOSTER CITY, CA 94404 (USA)           FAX +1 650 212 3105      WWW.POET.COM
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[POET HOLDINGS, INC. LOGO] PRESS RELEASE


company is projected to deliver revenues of $30 million and be EBITDA positive in its first year of combined operations. The combined company is also projected to have approximately 175 employees, a very strong balance sheet with no debt, approximately $8 million in cash and equivalents and a worldwide leadership in data and catalog management for the realtime enterprise".

The Board of Poet Holdings, Inc. believes that this merger is a significant step forward for Poet's customers, shareholders and employees. It will create a stable and profitable company with much higher revenues, a wider product range and an excellent worldwide customer base. It will also result in significant savings of legal and financial fees by eliminating the need for Poet to be reporting as a separate entity under the SEC rules and regulations.

"Our customers will benefit greatly from the wider product scope and the true international footprint of the organization. Versant has an excellent reputation in very high-performance realtime applications, which is complemented perfectly by Poet's embedded database approach. The combined companies have an unmatched expertise and engineering know-how in object-oriented database technologies, which will result in an even better product suite", says Jochen Witte, CEO of Poet Holdings, Inc. "We will of course continue to have a very strong engineering organization in Europe so that we can continue to provide excellent service to our customers on the full product range".

"Versant currently generates about 75% of its revenues in the US. Poet's X-Solutions product line will benefit significantly from the presence of Versant in the US market. We also see cross selling opportunities especially through Versant's customers in the telecommunication space", says Robert Helgerth, Senior Vice President of Poet Holdings, Inc.

The transaction for Versant and Poet Holdings will require registration of the Versant shares to be issued in the merger with the SEC. The companies plan to act promptly to

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
POET HOLDINGS, INC.    1065 E. HILLSDALE BLVD., Suite 205    Phone +1 650 212 3100    eMail investor@poet.de
INVESTOR RELATIONS     FOSTER CITY, CA 94404 (USA)           FAX +1 650 212 3105      WWW.POET.COM
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[POET HOLDINGS, INC. LOGO] PRESS RELEASE

initiate this process and currently estimate that a proxy statement soliciting the approval of the transaction by each company's shareholders will be available by approximately November 2003. Poet encourages all of its shareholders to provide their contact details to the Company to facilitate the communication and distribution of voting materials.

The Company holds an open conference call on Tuesday, September 30 at 5 pm German time to answer questions. Please refer to www.poet.de to obtain dial-in information and register for the conference call.


FURTHER INFORMATION:

Poet Holdings, Inc.
Swantje Stoevhase
Investor Relations
Wiesenkamp 22b
D-22359 Hamburg
Phone: +49 40 60990-0
Fax: +49 40 60990-114
investor@poet.com

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
POET HOLDINGS, INC.    1065 E. HILLSDALE BLVD., Suite 205    Phone +1 650 212 3100    eMail investor@poet.de
INVESTOR RELATIONS     FOSTER CITY, CA 94404 (USA)           FAX +1 650 212 3105      WWW.POET.COM
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[POET HOLDINGS, INC. LOGO] PRESS RELEASE


ABOUT POET HOLDINGS, INC.

Poet Holdings, Inc. is a multinational provider of comprehensive catalog solutions for B2B eCommerce and the Supplier Relationship Management. Leading buying organizations, suppliers and their resellers count on the Poet's catalog platforms to efficiently buy and sell their products online. Offering a unique self-service software for suppliers, the Company is the leading provider of catalog management solutions for electronic marketplaces.

The Company also develops and markets "FastObjects by Poet", the award-winning object database designed for management of complex data in embedded systems and applications.

Poet Holdings, Inc. is headquartered in Hamburg (Germany) and maintains branch offices and strategic partners in Munich, Paris, Tokyo and Foster City (USA). The Company is publicly traded on Frankfurt Stock Exchange under ISIN:
US7304471094. For more information, visit www.poet.com.


ABOUT VERSANT CORPORATION

Versant Corporation (NASDAQ: VSNT) has led the industry in highly scalable, reliable object management and real-time solutions for complex enterprise-level systems since its founding in 1988. The company's Object Database Management System (ODBMS) serves as the core database for fraud detection, yield management, real-time data collection and analysis, operation support systems
(OSS) and other large-scale applications in the telecommunications, financial services, transportation and defense industries. Versant manages data for mission-critical systems in use by British Airways, US Government, Financial Times, and other leading Global 1000 companies. Versant has recently broadened its product line to offer real-time solutions for manufacturing, security and logistics. For more information, call 510-789-1500 or visit www.versant.com.


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
POET HOLDINGS, INC.    1065 E. HILLSDALE BLVD., Suite 205    Phone +1 650 212 3100    eMail investor@poet.de
INVESTOR RELATIONS     FOSTER CITY, CA 94404 (USA)           FAX +1 650 212 3105      WWW.POET.COM
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[POET HOLDINGS, INC. LOGO] PRESS RELEASE


ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, Versant intends to file with the SEC a registration statement that will include a joint proxy statement/prospectus of Versant and Poet and other relevant materials in connection with the transaction. The joint proxy statement/prospectus will be mailed to the stockholders of Poet and Versant. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE. IT WILL CONTAIN IMPORTANT INFORMATION ABOUT POET, VERSANT AND THE TRANSACTION. The registration statement, joint proxy statement/prospectus and other relevant materials (when they become available) and any other documents filed by Versant or Poet with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Versant by contacting Investor Relations, Versant Corporation, 6539 Dumbarton Circle, Fremont, CA 94555, 510-789-1500, or Scott Liolios of Liolios Group, Inc., 949-574-3860, scott@liolios.com. Investors and security holders may obtain free copies of the documents filed with the SEC by Poet by contacting Investor Relations, Poet Holdings, Inc., Wiesenkamp 22 b, 22359 Hamburg, Germany, investor@poet.com.


PARTICIPANTS IN THE SOLICITATION

Poet Holdings and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Poet and Versant in favor of the transaction. A list of the names of Poet's executive officers and directors, and a description of their respective interests in Poet, are set forth in Poet's Annual Report on Form 10-K, which was filed with the SEC on March 31, 2003. Investors and security holders may obtain additional information regarding the interests of Poet's executive officers and directors in the transaction by reading the joint proxy statement/prospectus when it becomes available.

Versant and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Versant and Poet in favor of the transaction. A list of the names of Versant's executive officers and directors, and a description of their respective interests in Versant, are set forth in the proxy statement for Versant's 2003 Annual Meeting of Shareholders, which was filed with the SEC on June 26, 2003. Investors and security holders may obtain additional information regarding the interests of Versant's executive officers and directors in the transaction by reading the joint proxy statement/prospectus when it becomes available.

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
POET HOLDINGS, INC.    1065 E. HILLSDALE BLVD., Suite 205    Phone +1 650 212 3100    eMail investor@poet.de
INVESTOR RELATIONS     FOSTER CITY, CA 94404 (USA)           FAX +1 650 212 3105      WWW.POET.COM
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[POET HOLDINGS, INC. LOGO] PRESS RELEASE


FORWARD LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES

This press release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is subject to the safe harbor created by those sections. These forward-looking statements include those statements in this press release related to the likelihood of consummation of the proposed merger with Versant, Inc., the anticipated pro forma ownership of Versant following the proposed merger (post-merger Versant being sometimes referred to as the "combined company" or "post-merger Versant"), projected cost-savings and the projected revenues and EBITDA of the combined company following the proposed merger, the future operations of Versant following the proposed merger, potential benefits to customers of the combined company and the attractiveness of such products to customers; the performance capabilities of products of the combined company; post-merger Versant's anticipated marketing and product development plans; the effect of the merger on Versant's and Poet's ability to successfully market their respective products, the cash position of the combined company following the merger, the ability of post-merger Versant to achieve profitability and when profitability will be achieved, the Versant's anticipated future performance; the combined company's ability to offer a broader product line to its customers; Versant's ability to successfully market products which use or leverage off of real-time data; and the combined company's customer base and future geographic presence, in Asia and elsewhere. These forward-looking statements are subject to numerous and significant risks and uncertainties, which may cause actual events or operating results for the combined company to differ materially from the performance and results discussed in or anticipated by the forward-looking statements. Such differences can arise as a result of various factors, including but not limited to changes in the economic environment, delays in or failure to consummate the merger; changes in business strategy, difficulties in effecting anticipated operating expense reductions, failures to realize planned merger synergies; the uncertainty of market demand and future customer adoption of the combined company's products, changes in cash flows or in operating margins for Versant's or Poet's products, litigation, failures to promptly modify each company's operations to attain cost-savings or other benefits, the degree to which Poet's e-catalog product line does or does not gain market acceptance; the uncertainty of demand and the timing of demand for Versant's e-business and real-time applications, possible delays in the release of Versant's new real-time solution offerings and the market acceptance of such offerings, the growth rates of certain market segments, pricing pressures, the competitive environment in the software industry, and the company's ability to penetrate markets, the company's ability to successfully manage its costs and operations and maintain its working capital. These and other related risks are described in more detail in Versant's filings with the Securities and Exchange Commission, including the Company's most recent Reports on Form 10-K and 10-Q made with the Securities and Exchange Commission. The forward-looking statements included in this press release are made only as of the date of this press release, and Poet has no obligation to publicly update these forward-looking statements to reflect subsequent events or circumstances.


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
POET HOLDINGS, INC.    1065 E. HILLSDALE BLVD., Suite 205    Phone +1 650 212 3100    eMail investor@poet.de
INVESTOR RELATIONS     FOSTER CITY, CA 94404 (USA)           FAX +1 650 212 3105      WWW.POET.COM
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